UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2015

TRANSOCEAN PARTNERS LLC
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Our press release dated November 4, 2015, concerning financial results for the third quarter 2015, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 8.01 Other Events.

The Company also announced on November 4, 2015 that the Board of Directors has approved a unit repurchase program authorizing the repurchase of up to $40 million of the Company’s publicly held common units. Subject to market conditions, units may be repurchased from time to time in the open market or in privately negotiated transactions. At the discretion of the Company, the program may be suspended or terminated at any time. The press release, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description

99.1	Press Release Third Quarter 2015 Results and Announcement of Unit Repurchase Program dated November 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: November 4, 2015	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Exhibit
Number        Description

99.1	Press Release Third Quarter 2015 Results and Announcement of Unit Repurchase Program dated
November 4, 2015